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                                                                   EXHIBIT 10.6C


                               NETWORK PLUS, INC.

                      THIRD AMENDMENT AND LIMITED WAIVER TO
                          CREDIT AND GUARANTY AGREEMENT

         This THIRD AMENDMENT AND LIMITED WAIVER, dated as of August 10, 2001 (this "AMENDMENT"), to the Credit and Guaranty Agreement, dated as of September 27, 2000, as amended by the First Amendment, dated February 9, 2001, as further amended by the Second Amendment, dated July 19, 2001, (such document, as may be further amended, the "CREDIT AGREEMENT"), by and among NETWORK PLUS, INC., a Massachusetts corporation ("COMPANY"), NETWORK PLUS CORP., a Delaware corporation ("HOLDINGS"), the Lenders party hereto from time to time, GOLDMAN SACHS CREDIT PARTNERS L.P. ("GSCP"), as a Joint Lead Arranger (in such capacity, a "JOINT LEAD ARRANGER"), Book Runner (in such capacity,"BOOK RUNNER") and as Syndication Agent (in such capacity,"SYNDICATION AGENT"), FLEET SECURITIES, INC., ("FLEET SECURITIES"), as a Joint Lead Arranger (in such capacity, a "JOINT LEAD ARRANGER"), DLJ BRIDGE FINANCE, INC., as Documentation Agent (in such capacity,"DOCUMENTATION AGENT") and FLEET NATIONAL BANK, as Administrative Agent (together with its permitted successors and assigns in such capacity,"ADMINISTRATIVE AGENT") and as Collateral Agent (together with its permitted successors and assigns in such capacity, "COLLATERAL AGENT"). Capitalized terms used herein not otherwise defined herein or otherwise amended hereby shall have the meanings ascribed thereto in the Credit Agreement.



                                    RECITALS:

         WHEREAS, Company and Holdings have requested that Requisite Lenders agree (i) to amend the Credit Agreement with respect to the definition of Borrowing Base Amount and (ii) to make certain other modifications, in each case subject to the terms and conditions set forth herein; and

         WHEREAS, Company and Holdings have requested that Requisite Lenders agree to a limited waiver of compliance with the Credit Agreement with respect to certain of the financial covenants set forth in Section 6.6(a).

         NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows
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SECTION 1. AMENDMENTS TO CREDIT AGREEMENT

         1.1      AMENDMENTS TO SECTION 1: DEFINITIONS.

A. Section 1.1 of the Credit Agreement is hereby amended by adding thereto the following definitions in proper alphabetical order:

                  "THIRD AMENDMENT" means the Third Amendment and Limited Waiver dated August 10, 2001 to this Agreement by and among Company, Holdings, Lenders as of the date of such amendment, the Joint Lead Arrangers, Book Runner, Syndication Agent, Documentation Agent, Administrative Agent and Collateral Agent."

                  "THIRD AMENDMENT CLOSING DATE" has the meaning assigned to that term in the Third Amendment."

B. Section 1.1 of the Credit Agreement is hereby further amended by deleting the definition of "Borrowing Base Amount" therein and substituting therefore the following:

                  "BORROWING BASE AMOUNT" means, at any date of determination, the lesser of (A) the sum of (i) 80% of Eligible Accounts Receivable plus (ii) 70% of Eligible Unbilled Accounts plus (iii) Eligible Net Property, all as reflected on the most recently delivered Borrowing Base Certificate and (B) (i) $155,000,000 until five (5) Business Days following delivery by Holdings of the financial documents with respect to the Fiscal Quarter ending September 30, 2001 to the Administrative Agent and Lenders pursuant to 5.1(b) of this Agreement and (ii) thereafter, for each Fiscal Quarter ending on the date indicated below, the correlative amount indicated below for such Fiscal Quarter:


                FISCAL QUARTER                  BORROWING BASE
                                                AMOUNT

                December 31, 2001               $175,000,000

                March 31, 2002                  $210,000,000

                June 30, 2002                   $225,000,000


         1.2      AMENDMENTS TO SECTION 6: NEGATIVE COVENANTS.

A.   Subsection 6.6(a) of the Credit Agreement is hereby amended by revising
     Schedule 6.6(a) to the Credit Agreement so that the minimum quarterly Revenue requirements set forth opposite the Fiscal Quarter ending September 30, 2001 of $76,000,000 shall be deleted and replaced by $92,500,000.


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SECTION 2. LIMITED WAIVER.

         2.1 Subject to the terms and conditions set forth herein and in reliance on the representations and warranties of Company and Holdings herein contained, Requisite Lenders hereby waive any non-compliance with Section 6.6(a) of the Credit Agreement with respect to the Fiscal Quarters ended September 30, 2001 and December 31, 2001; provided, however (i) the Revenues for such Fiscal Quarters shall not be less than $76,000,000 and $82,500,000, respectively and
(ii) this waiver shall expire on January 1, 2002.

         2.2 Without limiting the generality of the provisions of subsection 10.5 of the Credit Agreement, the waiver set forth above shall be limited precisely as written and relate solely to the waiver of the provisions of the Credit Agreement in the manner and to the extent described above, and nothing in this Amendment shall be deemed to:

                  (a) constitute a waiver of compliance by Company or Holdings with respect to any other instance of any of the provisions of the Credit Agreement referred to in Section 2.1 or any other term, provision or condition of the Credit Agreement or any other instrument or agreement referred to therein; or

                  (b) prejudice any right or remedy that Administrative Agent or any Lender may now have (except to the extent such right or remedy was based upon existing defaults that will not exist after giving effect to this Amendment) or may have in the future under or in connection with the Credit Agreement or any other instrument or agreement referred to therein.

         Except as expressly set forth herein, the terms, provisions and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect and in all other respects are hereby ratified and confirmed.

SECTION 3. CONDITIONS PRECEDENT TO EFFECTIVENESS

         3.1 The effectiveness of the amendments set forth at Section 1 hereof and the waiver set forth at Section 2 hereof are subject to the satisfaction, or waiver, of the following conditions on or before the date hereof (the "THIRD AMENDMENT CLOSING DATE"):

                  (a) The Company, Holdings and the Requisite Lenders shall have indicated their agreement and consent by the execution and delivery of the signature pages hereof to the Administrative Agent.

                  (b) As of the Third Amendment Closing Date, the representations and warranties contained herein and in the other Credit Documents shall be true, correct and complete in all respects on and as of the Third Amendment Closing Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true, correct and complete in all respects on and as of such earlier date.

                  (c)      As of the Third Amendment Closing Date and after


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giving effect to this Amendment, no event shall have occurred and be continuing that would constitute an Event of Default or a Default.

                  (d) The Administrative Agent and Lenders shall have received such other documents and information regarding Credit Parties and the Credit Agreement as the Administrative Agent or Lenders may reasonably request.

SECTION 4. REPRESENTATIONS AND WARRANTIES

         4.1 In order to induce Lenders to enter into this Amendment, each applicable Credit Party represents and warrants to each Lender, as of the date hereof and upon giving effect to this Amendment:

                  (a) as of the date hereof and after giving effect to this Amendment, there exists no Event of Default under the Credit Agreement; and

                  (b) that the representations and warranties contained in each of the Credit Documents is true, correct and complete in all respects on and as of the date hereof to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true, correct and complete in all respects on and as of such earlier date.


SECTION 5. ACKNOWLEDGMENT AND CONSENT

         5.1 Holdings has (i) guaranteed the Obligations and (ii) created Liens in favor of Lenders on certain Collateral to secure its obligations under
Section 7 of the Credit Agreement. Holdings is referred to herein as the "CREDIT SUPPORT PARTY", and the Credit Agreement and the Pledge and Security Agreement, dated as of September 27, 2000, between the Company, each of the grantors party thereto and Fleet National Bank, as Collateral Agent (as such may be amended, supplemented or modified) (the "PLEDGE AND SECURITY AGREEMENT") are collectively referred to herein as the "CREDIT SUPPORT DOCUMENTS".

         5.2 The Credit Support Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment. The Credit Support Party hereby confirms that each Credit Support Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Credit Support Documents, the payment and performance of all Guaranteed Obligations under the Credit Agreement and the Secured Obligations (as such term is defined in the Pledge and Security Agreement) under the Pledge and Security Agreement, as the case may be, including without limitation the payment and performance of all such Guaranteed Obligations under the Credit Agreement and the Secured Obligations (as such term is defined in the Pledge and Security Agreement) under the Pledge and Security Agreement in respect of the Obligations of Company now or hereafter


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existing under or in respect of the Credit Agreement, as amended by this
Amendment, and grants to the Collateral Agent a continuing lien on and security interest in and to all Collateral as collateral security for the prompt payment and performance in full when due of the Guaranteed Obligations under the Credit Agreement and the Secured Obligations (as such term is defined in the Pledge and Security Agreement) under the Pledge and Security Agreement (whether at stated maturity, by acceleration or otherwise).

         5.3 The Credit Support Party acknowledges and agrees that any of the Credit Support Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. The Credit Support Party represents and warrants that all representations and warranties contained in the Credit Agreement, as amended by this Amendment, and the Credit Support Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the Third Amendment Closing Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

         5.4 The Credit Support Party acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Credit Support Party is not required by the terms of the Credit Agreement or any other Credit Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Credit Document shall be deemed to require the consent of such Credit Support Party to any future amendments to the Credit Agreement.


SECTION 6. MISCELLANEOUS

         6.1 This Amendment shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of Lenders. No Credit Party's rights or obligations hereunder or any interest therein may be assigned or delegated by any Credit Party without the prior written consent of all Lenders.

         6.2 In case any provision in or obligation hereunder shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

         6.3 On and after the Third Amendment Closing Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Credit Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this


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Amendment.

         6.4 Except as specifically amended by this Amendment, the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed.

         6.5 The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Credit Agreement or any of the other Credit Documents.

         6.6 Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

         6.7 THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         6.8 This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. As set forth herein, this Amendment shall become effective upon the execution of a counterpart hereof by each of the parties hereto and receipt by Company, Holdings and Administrative Agent and Syndication Agent of written or telephonic notification of such execution and authorization of delivery thereof.




           [The remainder of this page is intentionally left blank.]



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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.


COMPANY:                                     NETWORK PLUS, INC.


                                             By: __________________________
                                                 Name:
                                                 Title:


CREDIT SUPPORT                               NETWORK PLUS CORP.
PARTIES:

                                             By: __________________________
                                                 Name:
                                                 Title:





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JOINT LEAD ARRANGER,
BOOK RUNNER,
SYNDICATION AGENT AND
A LENDER:                                    GOLDMAN SACHS CREDIT
                                             PARTNERS L.P.


                                             By: __________________________
                                                    Authorized Signatory






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ADMINISTRATIVE AGENT,
COLLATERAL AGENT AND
A LENDER:                                    FLEET NATIONAL BANK


                                             By: __________________________
                                                 Name:
                                                 Title:






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DOCUMENTATION AGENT:                         DLJ BRIDGE FINANCE, INC.


                                             By: __________________________
                                                 Name:
                                                 Title:






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LENDERS:                                     NETPLUS FUNDING, INC.


                                             By: __________________________
                                                 Name:
                                                 Title:






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                                             IBM CREDIT CORPORATION


                                             By: __________________________
                                                 Name:
                                                 Title:








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